FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2002


                                  RENTECH, INC.

             (Exact name of registrant as specified in its charter)

Colorado                             0-19260                 84-0957421
(State of incorporation)       (Commission File Number)      (IRS Employer
                                                             Identification No.)

1331 17th Street, Suite 720, Denver, Colorado                80202
(Address of principal executive offices)                     Zip Code)

                                 (303) 298-8008

(Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         The following exhibits are filed herewith:

         99.1     Certificate of Chief Executive Officer

         99.2     Certificate of Chief Financial Officer

Item 9.  Regulation FD Disclosure.

         In connection with the Annual Report on Form 10-K for the annual period ending September 30, 2002, as filed with the Securities and Exchange Commission on December 23, 2002, Rentech, Inc. filed as correspondence the certifications attached hereto as Exhibits 99.1 and 99.2.

         The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Rentech, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             RENTECH, INC.

                         By: (signature)
                              /s/ Ronald C. Butz
                             -------------------------------------
                             Ronald C. Butz
                             Vice President and Chief Operating Officer

Date:  December 23, 2002

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                                  EXHIBIT INDEX

EXHIBIT NUMBER     EXHIBIT DESCRIPTION

99.1               Certificate of Chief Executive Officer
99.2               Certificate of Chief Financial Officer